Exhibit 10.6

EXECUTION COPY

FIFTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of November 29, 2007 by and among PANTHER II TRANSPORTATION, INC., an Ohio corporation (“Borrower”), PANTHER EXPEDITED SERVICES, INC., a Delaware corporation f/k/a PTHR Holdings, Inc. (“Holdings”), PANTHER II, INC., an Ohio corporation f/k/a Sokolowski, Inc. (“Panther Sub”), KEY TRANSPORTATION SERVICES, INC., a Texas corporation (“Integres Sub”), INTEGRES GLOBAL LOGISTICS, INC., a Delaware corporation (“Integres”; Borrower, Holdings, Panther Sub, Integres Sub and Integres are collectively referred to herein as the “Loan Parties” and each individually as a “Loan Party”), ANTARES CAPITAL CORPORATION, a Delaware corporation, as agent (together with its successors and assigns in such capacity, the “Agent”) for the several financial institutions from time to time party to the Credit Agreement (collectively, the “Lenders” and individually each a “Lender”), and for itself as a Lender, and such Lenders.

W I T N E S S E T H:

WHEREAS, Borrower, Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of January 11, 2006 (as the same has been amended pursuant to (a) that certain Consent, Waiver and First Amendment to Amended and Restated Credit Agreement dated as of July 21, 2006, (b) that certain Second Amendment to Amended and Restated Credit Agreement dated as of February 28, 2007, (c) that certain Consent and Third Amendment to Amended and Restated Credit Agreement dated as of March 20, 2007 and (d) that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of May 23, 2007, and as the same hereafter may be further amended, modified, restated or otherwise supplemented from time to time, the “Credit Agreement”);

WHEREAS, Borrower will terminate its relationship with John Sliter pursuant to that certain Separation Agreement dated as of the date hereof between the Borrower and John Sliter;

WHEREAS, Borrower has requested that Agent and the Lenders agree to amend the Credit Agreement in certain respects as set forth herein; and

WHEREAS, Agent and the Lenders are willing to make such amendments subject to the terms, conditions and other provisions hereof.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

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2. Amendments. Subject to the conditions set forth below, and in reliance upon the representations and warranties of the Loan Parties set forth in the Credit Agreement and in this Amendment, the Credit Agreement is hereby amended as follows:

(a) Section 11.1 – Defined Terms. Section 11.1 of the Credit Agreement hereby is amended by substituting the following definition of the term set forth below in lieu of the current version of such definition contained in Section 11.1 of the Credit Agreement:

““Employment Agreement” means that certain Employment Agreement dated as of the Original Closing Date by and between the Borrower and Daniel K. Sokolowski, as amended, restated, supplemented or otherwise modified to the extent permitted hereunder.”

(b) Exhibit 4.2(b) – Compliance Certificate. Exhibit B to Exhibit 4.2(b) to the Credit Agreement is hereby amended by inserting the following language as an add-back to the EBITDA calculation.

“Severance payments and other non-recurring expenses related to the termination of John Sliter, not to exceed $578,000 in the aggregate, incurred in the calendar quarter ending December 31, 2007 to the extent deducted in calculating net income (or loss) for such period”

3. Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent or concurrent:

(a) the execution and delivery of this Amendment by each of the Loan Parties, Agent and Lenders; and

(b) the execution and delivery of a corresponding amendment to the Subordinated Loan Agreement in form and substance reasonably satisfactory to Agent.

4. Representations and Warranties. Each Loan Party, jointly and severally, hereby represents and warrants to Agent and each Lender as follows:

(a) Such Loan Party is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation;

(b) Such Loan Party has the power and authority to execute, deliver and perform its obligations under this Amendment and each other document, agreement and instrument executed by such Loan Party in connection with each of the foregoing;

(c) the execution, delivery and performance by such Loan Party of this Amendment and each other document, agreement and instrument executed by such Loan Party in connection with each of the foregoing have been duly authorized by all necessary action;

(d) this Amendment and each other document, agreement and instrument executed by such Loan Party in connection with each of the foregoing constitutes the legal, valid and binding

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obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability; and

(e) no Default or Event of Default exists.

5. No Waiver. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Except as set forth herein, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect.

6. References. Any reference to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement, including, without limitation, any Loan Document, shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

7. Counterparts. This Amendment may be executed and delivered via facsimile with the same force and effect as if an original were executed and may be executed by one or more of the parties to this Amendment and any number of separate counterparts, each of which when so executed, shall be deemed an original and all said counterparts when taken together shall be deemed to constitute but one and the same instrument.

8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Borrower and each other Loan Party and their successors and assigns and the Agent and the Lenders and their successors and assigns.

9. Further Assurances. Each Loan Party hereby agrees from time to time, as and when requested by the Agent or Lender, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Agent or Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Amendment.

10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

11. Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Amendment.

12. Reaffirmation. Each of the Loan Parties as debtor, grantor, pledgor, guarantor,

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assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby: (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations. Each of the Loan Parties hereby consents to this Amendment and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. Except as specifically provided hereunder, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

– Remainder of Page Intentionally Blank; Signature Page Follows –

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

BORROWER:		HOLDINGS:

PANTHER II TRANSPORTATION, INC., an Ohio corporation		PANTHER EXPEDITED SERVICES, INC., a Delaware corporation f/k/a PTHR Holdings, Inc.

By:	/s/ Roy Showman	By:	/s/ Roy Showman
Name:	Roy Showman	Name:	Roy Showman
Title:	CFO	Title:	CFO

PANTHER SUB:		INTEGRES:

PANTHER II, INC., an Ohio corporation f/k/a Sokolowski, Inc.		INTEGRES GLOBAL LOGISTICS, INC., a Delaware corporation

By:	/s/ Roy Showman	By:	/s/ Roy Showman
Name:	Roy Showman	Name:	Roy Showman
Title:	CFO	Title:	CFO

INTEGRES SUB:

KEY TRANSPORTATION SERVICES, INC., a Texas corporation

By:	/s/ Roy Showman
Name:	Roy Showman
Title:	CFO

Fifth Amendment

AGENT AND LENDERS:

ANTARES CAPITAL CORPORATION, a Delaware corporation, as a Lender and as Agent

By:	/s/ Brain E. Sommerfeld
Name:	Brain E. Sommerfeld
Title:	Duly Authorized Signatory

Fifth Amendment

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Anna C. Faford
Name:	Anna C. Faford
Title:	Assistant Vice President

Fifth Amendment

ANTARES FUNDING, L.P., as a Lender

By: The Bank of New York Trust Company., as Trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999, as a Lender

By:	/s/ Jennifer Basso
Name:	Jennifer Basso
Title:	Relationship Manager

Fifth Amendment

NAVIGATOR CDO 2003, LTD, as a Lender

By:	Antares Asset Management Inc., as Collateral Manager

By:	/s/ John Campos
Name:	John Campos
Title:	Authorized Signatory

NAVIGATOR CDO 2005, LTD, as a Lender

By:	Antares Asset Management Inc., as Collateral Manager

By:	/s/ John Campos
Name:	John Campos
Title:	Authorized Signatory

NAVIGATOR CDO 2006, LTD, as a Lender

By:	GE Asset Management Inc., as Collateral Manager

By:	/s/ John Campos
Name:	John Campos
Title:	Authorized Signatory

Fifth Amendment

OFSI FUND II, LLC, as a Lender

By:	Orchard First Source Asset Management, LLC, its attorney in fact

By:	Orchard First Source Capital, Inc., its attorney in fact

By:	/s/ Terrence L. McKenna Jr.
Name:	Terrence L. McKenna Jr.
Title:	Director

OFSI FUND III, LTD, as a Lender

By:	Orchard First Source Capital, Inc., its attorney in fact

By:	/s/ Terrence L. McKenna Jr.
Name:	Terrence L. McKenna Jr.
Title:	Director

Fifth Amendment